UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) January 3, 2006


                                  CytoDyn, Inc.
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             (Exact name of registrant as specified in its charter)


          Colorado                      000-49908                 75-3056237
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
 of incorporation)                                           Identification No.)


              227 E. Palace Ave, Suite M, Santa Fe, NM      87501
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              (Address of Principal Executive Offices)   (Zip Code)


                                 (505) 988-5520
                                 --------------
              (Registrant's telephone number, including area code)


          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 4.02 (b)

On August 29, 2006 the our auditors, Cordovano & Honeck, P.C. notified us that they believe a commitment or contingency that was previously reported on our Form 10QSB for the quarter ended February 29, 2006 should be recharacterized and reflected in the our current audited financial statements for the year ended May 31, 2006. Our auditors did not sign the audit letter for the original Form 10KSB filed on August 29, 2006 as they believe the financial statements accompanying the Form 10KSB could not be relied upon. We have therefore amended our 10KSB to include a $150,000 contingency liability for a legal judgement that is on appeal. See details below. Included in the amended Form 10KSB is the signed audit letter therefore reflecting our financial statements can now be relied upon for the fiscal year ended May 31, 2006.

In April 2004 CytoDyn filed an action in Los Angeles Superior Court against the directors of Amerimmune Pharmaceuticals for failing to supervise management. This action was mandated by federal case law in that CytoDyn owns the trademark "Cytolin." When the CEO of Amerimmune attempted to throw Amerimmune into bankruptcy, thereby ceasing its operations, Amerimmune was no longer operating and the issue became moot. In the meantime, Amerimmune had moved to Ventura County and CytoDyn recovered its property in the Ventura County court.

In connection with that action, some directors of Amerimmune were awarded by the attorneys' fees in the amount of approximately $150,000. We have appealed the Court's order. The matter has not yet been briefed. Management believes we have a strong basis to appeal. In any event, this judgement has been accrued on the financial statements accompanying the filed amended Form 10KSB.

Our auditors have provided a letter which is attached as an Exhibit concurring with the disclosures filed herein.

The company's authorized officers did discuss the matters disclosed in the company's 8K that was filed September 1, 2006 with the independent auditor from Cordovano & Honeck. The discussions led to the disclosures as filed on the 8K. The authorized officers also communicated the matters disclosed with the audit committee. The officers and audit committee reviewed the disclosures as filed with the Commission and are fully aware of the matters disclosed. The officers, audit committee members and independent auditor are all in agreement with the disclosures filed.


                                    SIGNATURE

Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                              CytoDyn, Inc.


Date: September 25, 2006                      /s/ Allen D. Allen
                                              -------------------------
                                              Allen D. Allen
                                              President